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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 June 1, 2001

                       (Date of earliest event reported)

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                               EASYRIDERS, INC.

            (Exact name of registrant as specified in its charter)

           Delaware                            001-14509                      33-0811505
           --------                            ---------                      ----------
(State or other jurisdiction of        (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization)        Classification Code Number)        Identification No.)


                              28210 Dorothy Drive
                        Agoura Hills, California 91301
                                (818) 889-8740
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


    J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                               Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California 91301
                           (818) 889-8740, ext. 548
(Name, address, including zip code, and telephone number, including area code, of agent for service)
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Item 6.   Resignation of Directors.
          ------------------------

     On June 1, 2001, George Riordan resigned as a director pursuant to a letter of such date expressing his conclusion that the time commitments involved in serving as a director were incompatible with his other responsibilities and commitments. The current board of directors, comprised of Messrs. Joseph Teresi, John Corrigan, Stewart Gordon and Joseph Jacobs, has not yet acted to replace Mr. Riordan, as is permitted by the company's bylaws.

     Mr. Riordan did not resign because of a disagreement with the company on any matter relating to the company's operations, policies, or practices.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     Exhibit 6.1 Resignation letter dated June 1, 2001


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       EASYRIDERS, INC.



                                       By:  /s/ J. Robert Fabregas
                                           -------------------------------------

                                       Name:   J. Robert Fabregas
                                       Title:  Chief Executive Officer
                                               Chief Financial Officer

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